Exhibit 99.2

EMPIRE STATE REALTY TRUST

Supplemental Operating and Financial Data

March 31, 2022

First Quarter 2022

Forward-looking Statements

This presentation includes “forward looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) economic, market, political and social impact of, and uncertainty relating to, the COVID-19 pandemic; (ii) a failure of conditions or performance regarding any event or transaction described herein, (iii) resolution of legal proceedings involving the Company; (iv) reduced demand for office, multifamily or retail space, including as a result of the COVID-19 pandemic; (v) changes in our business strategy; (vi) changes in technology and market competition that affect utilization of our office, retail, broadcast or other facilities; (vii) changes in domestic or international tourism, including due to health crises such as the COVID-19 pandemic, geopolitical events, including global hostilities, currency exchange rates, and/or competition from recently opened observatories in New York City, any of all of which may cause a decline in observatory visitors; (viii) defaults on, early terminations of, or non-renewal of, leases by tenants; (ix) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the phasing out of LIBOR after 2021; (x) declining real estate valuations and impairment charges; (xi) termination of our ground leases; (xii) changes in our ability to pay down, refinance, restructure or extend our indebtedness as it becomes due and potential limitations on our ability to borrow additional funds in compliance with drawdown conditions and financial covenants; (xiii) decreased rental rates or increased vacancy rates; (xiv) our failure to execute any newly planned capital project successfully or on the anticipated timeline or at the anticipated costs; (xv) difficulties in identifying and completing acquisitions; (xvi) risks related to our development projects (including our Metro Tower development site); (xvii) impact of changes in governmental regulations, tax laws and rates and similar matters; (xviii) our failure to qualify as a REIT; (xix) environmental uncertainties and risks related to climate change, adverse weather conditions, rising sea levels and natural disasters; and (xx) accuracy of our methodologies and estimates regarding ESG metrics and goals, tenant willingness and ability to collaborate in reporting ESG metrics and meeting ESG goals, and impact of governmental regulation on our ESG efforts. For a further discussion of these and other factors that could impact the Company’s future results, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to update or revise publicly any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events, or other changes after the date of this presentation, except as required by applicable law. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

First Quarter 2022

COMPANY PROFILE

Empire State Realty Trust, Inc., or the Company, is a leading real estate investment trust (REIT) that owns and manages a well-positioned property portfolio of office, retail and multifamily assets in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous building and its iconic, newly reimagined Observatory Experience.

BOARD OF DIRECTORS

Anthony E. Malkin	Chairman, President and Chief Executive Officer
Leslie D. Biddle	Director, Chair of the Compensation and Human Capital Committee
Thomas J. DeRosa	Director
Steven J. Gilbert	Director, Lead Independent Director
S. Michael Giliberto	Director, Chair of the Audit Committee
Patricia S. Han	Director
Grant H. Hill	Director
R. Paige Hood	Director, Chair of the Finance Committee
James D. Robinson IV	Director, Chair of the Nominating and Corporate Governance Committee

EXECUTIVE MANAGEMENT

Anthony E. Malkin	Chairman, President and Chief Executive Officer
Christina Chiu	Executive Vice President and Chief Financial Officer
Thomas P. Durels	Executive Vice President, Real Estate
Thomas N. Keltner, Jr.	Executive Vice President, General Counsel

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	New York Stock Exchange
111 West 33rd Street, 12th Floor	IR@esrtreit.com	Trading Symbol: ESRT
New York, NY 10120
www.esrtreit.com
(212) 850-2600

RESEARCH COVERAGE

Bank of America Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
	Emmanuel Korchman	(212) 816-1382	emmanuel.korchman@citi.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
KeyBanc Capital Markets	Todd Thomas	(917) 368-2286	tthomas@key.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9251	arosivach@wolferesearch.com

First Quarter 2022 Highlights (unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Portfolio Metrics:
Number of office and retail properties	20	20	20	20	20
Total rentable square footage	10,150,384	10,128,335	10,129,201	10,135,063	10,134,980
Percent occupied (1)	83.0%	82.4%	83.5%	85.2%	85.0%
Percent leased (2)	87.0%	85.7%	86.5%	88.2%	88.7%

Multifamily Metrics:
Number of multifamily properties	2	2	—	—	—
Total number of units	625	625	—	—	—
Percent occupied	97.6%	96.4%	—	—	—

Observatory Metrics:
Number of visitors (3)	269,000	360,000	255,000	162,000	51,000
Change in visitors year over year	427.5%	554.5%	750.0%	N/A	(87.9%)
Observatory revenues (4)	$13,241	$17,716	$12,796	$8,359	$2,603
Change in revenues year over year	408.7%	253.8%	189.6%	N/A	(86.7%)

Ratios at ESRT pro-rata share: (5)
Debt to Total Market Capitalization (6)	44.8%	47.2%	42.2%	37.9%	39.7%
Net Debt to Total Market Capitalization (6)	39.8%	42.2%	34.7%	31.4%	32.6%
Debt and Perpetual Preferred Units to Total Market Capitalization (6)	46.5%	49.0%	43.9%	39.5%	41.3%
Net Debt and Perpetual Preferred Units to Total Market Capitalization (6)	41.6%	44.2%	36.7%	33.1%	34.5%
Debt to Adjusted EBITDA (7	7.7x	8.2x	7.7x	8.3x	8.6x
Net Debt to Adjusted EBITDA (7)	6.3x	6.5x	5.6x	6.2x	6.5x
Interest Coverage Ratio	3.6x	3.9x	4.0x	3.7x	3.5x
Core FFO Payout Ratio (8)	20%	18%	18%	19%	0%
Core FAD Payout Ratio (9)	161%	36%	26%	35%	0%
Core FFO per share - diluted	$0.18	$0.18	$0.20	$0.18	$0.15
Diluted weighted average shares	273,759,000	276,207,000	277,716,000	278,436,000	277,881,000

Class A common stock price at quarter end	$9.82	$8.90	$10.03	$12.00	$11.13
Average closing price	$9.41	$9.87	$10.79	$11.76	$10.42
Dividends declared and paid per share	$0.035	$0.035	$0.035	$0.035	$—
Dividends per share - annualized	$0.14	$0.14	$0.14	$0.14	$—
Dividend yield (10)	1.4%	1.6%	1.4%	1.2%	0.0%
Series 2013 Private Perpetual Preferred Units outstanding
($16.62 liquidation value)	1,560,360	1,560,360	1,560,360	1,560,360	1,560,360
Series 2019 Private Perpetual Preferred Units outstanding ($13.52 liquidation value)	4,664,038	4,664,038	4,664,038	4,664,038	4,664,038
Class A common stock	168,731,507	169,221,263	172,293,081	172,399,373	171,327,270
Class B common stock	994,837	995,751	999,220	1,001,179	1,004,601
Operating partnership units	111,791,527	110,996,807	111,812,211	112,322,404	113,290,326

Total common stock and operating partnership units outstanding (11) (12)	281,517,871	281,213,821	285,104,512	285,722,956	285,622,197

Notes:

(1)	Based on leases signed and commenced as of end of period.
(2)	Represents occupancy and includes signed leases not commenced.
(3)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(4)	Observatory revenues include the fixed license fee received from WDFG North America, the observatory gift shop operator. See page 16.
(5)	Ratios are calculated including ESRT’s pro-rata 90% share of debt, interest, EBITDA and FFO at its joint venture properties.
(6)

Market capitalization represents the sum of (i) Company’s common stock per share price as of March 31, 2022 multiplied by the total outstanding number of shares of common stock and operating partnership units as of March 31, 2022; (ii) the number of Series 2014 perpetual preferred units at March 31, 2022 multiplied by $16.62, (iii) the number of Series 2019 perpetual preferred units at March 31, 2022 multiplied by $13.52, and (iv) our outstanding indebtedness as of March 31, 2022.

(7)	Calculated based on trailing 12 months Adjusted EBITDA .
(8)	Represents the amount of Core FFO paid out in distributions.
(9)	Represents the amount of Core FAD paid out in distributions.
(10)	Based on the closing price per share of Class A common stock on March 31, 2022.
(11)

As of March 31, 2022, the Company has had conversions from operating partnership units and Class B common shares to Class A common shares totaling 64.7 million shares or approximately $635 million at a closing share price of $9.82. This represents a 79% increase in the number of Class A shares since the IPO.

(12)	Represents fully diluted common stock and operating partnership units as it includes unvested restricted stock and unvested LTIP units.

First Quarter 2022 Property Summary - Same Store Net Operating Income (“NOI”) by Quarter (unaudited and dollars in thousands)

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Same Store Total Portfolio (1)
Revenues	$140,458	$142,053	$139,545	$140,155	$140,040
Operating expenses	(67,242)	(63,697)	(64,540)	(61,775)	(63,306)

Same store property NOI	73,216	78,356	75,005	78,380	76,734
Straight-line rent	(2,595)	(8,959)	(3,114)	(3,822)	(6,615)
Above/below-market rent revenue amortization	(540)	(280)	(4,244)	(717)	(654)
Below-market ground lease amortization	1,958	1,958	1,957	1,958	1,958

Total same store property cash NOI - excluding lease termination fees	$72,039	$71,075	$69,604	$75,799	$71,423

Percent change over prior year	0.9%	(4.5)%	(6.4)%	(5.8)%	2.5%

Property cash NOI	$72,039	$71,075	$69,604	$75,799	$71,423
Observatory cash NOI	7,026	10,736	6,426	3,091	(1,985)
Lease termination fees	1,173	281	11,321	3,075	1,250

Total portfolio same store cash NOI	$80,238	$82,092	$87,351	$81,965	$70,688

Same Store Manhattan Office Portfolio (2)
Revenues	$122,017	$124,053	$120,636	$121,647	$121,611
Operating expenses	(58,471)	(55,256)	(56,058)	(53,324)	(54,543)

Same store property NOI	63,546	68,797	64,578	68,323	67,068
Straight-line rent	(2,338)	(8,401)	(2,259)	(4,072)	(7,117)
Above/below-market rent revenue amortization	(540)	(280)	(4,244)	(717)	(654)
Below-market ground lease amortization	1,958	1,958	1,957	1,958	1,958

Total same store property cash NOI - excluding lease termination fees	62,626	62,074	60,032	65,492	61,255
Lease termination fees	1,173	51	11,128	2,863	1,167

Total same store property cash NOI	$63,799	$62,125	$71,160	$68,355	$62,422

Same Store Greater New York Metropolitan Area Office Portfolio
Revenues	$14,508	$14,375	$15,619	$14,669	$14,625
Operating expenses	(7,132)	(6,893)	(6,862)	(6,439)	(6,737)

Same store property NOI	7,376	7,482	8,757	8,230	7,888
Straight-line rent	(235)	(535)	(1,051)	74	212
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI - excluding lease termination fees	7,141	6,947	7,706	8,304	8,100
Lease termination fees	—	230	193	212	83

Total same store property cash NOI	$7,141	$7,177	$7,899	$8,516	$8,183

Same Store Standalone Retail Portfolio
Revenues	$3,933	$3,625	$3,290	$3,839	$3,804
Operating expenses	(1,639)	(1,548)	(1,620)	(2,012)	(2,026)

Same store property NOI	2,294	2,077	1,670	1,827	1,778
Straight-line rent	(22)	(23)	196	176	290
Above/below-market rent revenue amortization	—	—	—	—	—
Below-market ground lease amortization	—	—	—	—	—

Total same store property cash NOI - excluding lease termination fees	2,272	2,054	1,866	2,003	2,068
Lease termination fees	—	—	—	—	—

Total same store property cash NOI	$2,272	$2,054	$1,866	$2,003	$2,068

Notes:

(1)	Excludes multifamily properties acquired in late December 2021 and 383 Main Avenue, Norwalk CT, which was disposed of in April 2022.
(2)	Includes 504,953 rentable square feet of retail space in the Company’s nine Manhattan office properties.

First Quarter 2022 Same Store Net Operating Income (“NOI”), Initial Free Rent Burn-Off and Signed Leases Not Commenced (unaudited and dollars in thousands)

Reconciliation of Net Income to Cash NOI and Same Store Cash NOI

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net income (loss)	$(17,221)	$(4,074)	$(10,183)	$4,411	$(3,191)
Add:
General and administrative expenses	13,686	13,578	14,427	14,089	13,853
Depreciation and amortization	67,106	46,467	65,794	45,088	44,457
Interest expense	25,014	23,841	23,577	23,422	23,768
Income tax expense (benefit)	(1,596)	1,537	20	(1,185)	(2,106)
Impairment charge	—	7,723	—	—	—
Less:
Third-party management and other fees	(310)	(302)	(314)	(327)	(276)
Interest income	(149)	(207)	(211)	(164)	(122)

Net operating income	86,530	88,563	93,110	85,334	76,383

Straight-line rent	(2,595)	(7,881)	(3,087)	(3,763)	(6,347)
Above/below-market rent revenue amortization	(1,784)	(280)	(4,244)	(717)	(654)
Below-market ground lease amortization	1,958	1,958	1,957	1,958	1,958

Total cash NOI - including observatory and lease termination income	84,109	82,360	87,736	82,812	71,340

Less cash NOI from non-Same Store properties	(3,871)	(268)	(385)	(847)	(652)

Total Same Store cash NOI - including observatory and lease termination income	80,238	82,092	87,351	81,965	70,688
Less: observatory NOI	(7,026)	(10,736)	(6,426)	(3,091)	1,985
Less: Lease termination income	(1,173)	(281)	(11,321)	(3,075)	(1,250)

Total Same Store cash NOI - excluding observatory and lease termination income	$72,039	$71,075	$69,604	$75,799	$71,423

Burn-off of Free Rent and Signed Leases Not Commenced

	Incremental Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
Total Office and Retail Portfolio	Revenue	2022	2023	2024	2025
Commenced leases in free rent period	$26,176	$9,168	$24,836	$25,395	$24,587
Signed leases not commenced	25,910	3,292	13,953	25,590	25,704

Total	$52,086	$12,460	$38,789	$50,985	$50,291

Commenced leases in free rent period

	Square	Incremental Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
	Feet	Revenue	2022		2023	2024	2025
Second quarter 2022	193,531	$9,629	$5,920	(1)	$9,629	$8,848	$8,040
Third quarter 2022	149,993	7,185	2,778		7,185	7,185	7,185
Fourth quarter 2022	54,739	2,818	470		2,818	2,818	2,818
First quarter 2023	36,820	2,353	—		2,286	2,353	2,353
Second quarter 2023	68,183	3,601	—		2,689	3,601	3,601
Third quarter 2023	24,151	590	—		229	590	590

		$26,176	$9,168		$24,836	$25,395	$24,587

Signed leases not commenced (“SLNC”)

		Expected Base Rent		Incremental
	Square	Commencement		Annual	Base Cash Rent Contributing to Cash NOI in the Following Years
Tenant	Feet	GAAP	Cash	Revenue (2)	2022	2023	2024	2025
Argo Group USA, Inc.	30,002	Apr. 2022	Nov. 2022	$1,710	$280	$1,710	$1,710	$1,710
Calzedonia USA, Inc.	10,492	May 2022	Sept. 2022	640	212	640	640	640
Clarins USA, Inc.	15,380	Jul. 2022	Aug. 2023	920	5	382	920	920
Signature Bank	168,310	Oct 2022 - May 2023	Sept. 2023 - May 2024	8,620	—	1,390	8,506	8,620
Progyny, Inc.	70,573	Nov. 2022 - Jun. 2029	Dec. 2023 - Jun. 2029	1,560	—	112	1,354	1,354
Institutional Capital Network, Inc.	46,810	Nov. 2022 - Dec. 2022	Oct. 2023 - Nov 2023	2,050	—	421	2,050	2,050
New Cingular Wireless PCS	3,084	Feb. 2023	Feb. 2023	1,120	—	1,029	1,120	1,120
LinkedIn Corporation:
LinkedIn Corporation	52,574	Jul. 2022	Jul. 2022	3,840	1,908	3,840	3,840	3,840
LinkedIn Corporation	30,283	Dec. 2022	Oct. 2023	780	—	193	780	780
Other SLNC	115,678	Apr. 2022- Sept. 2022	May 2022 - Jun. 2023	4,670	887	4,236	4,670	4,670

Total	543,186			$25,910	$3,292	$13,953	$25,590	$25,704

        Notes:

(1)	As an example, the 2022 amount represents cash revenue contributing from the cash rent commencement date of January 2022 through December 2022. The full annual amount is realized in 2023.
(2)	Reflects new annual rent less annual rent from existing tenant in the space.

First Quarter 2022 Property Summary - Leasing Activity by Quarter (unaudited)

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Total Office and Retail Portfolio
Total leases executed	44	34	34	35	26
Weighted average lease term	8.7 years	11.2 years	6.9 years	8.3 years	10.0 years
Average free rent period	8.4 months	11.4 months	6.3 months	7.9 months	9.5 months

Office
Total square footage executed	317,633	368,854	264,132	179,439	170,757
Average starting cash rent psf - leases executed	$54.75	$56.88	$53.39	$51.78	$54.42
Previously escalated cash rents psf	$53.35	$56.04	$53.25	$53.69	$50.96
Percentage of new cash rent over previously escalated rents	2.6%	1.5%	0.3%	(3.6%)	6.8%

Retail
Total square footage executed	1,013	6,066	3,923	11,399	1,060
Average starting cash rent psf - leases executed	$120.81	$256.52	$99.97	$185.15	$90.00
Previously escalated cash rents psf	$126.33	$239.07	$179.25	$260.21	$97.32
Percentage of new cash rent over previously escalated rents	(4.4%)	7.3%	(44.2%)	(28.8%)	(7.5%)

Total Office and Retail Portfolio
Total square footage executed	318,646	374,920	268,055	190,838	171,817
Average starting cash rent psf - leases executed	$54.96	$60.17	$54.11	$59.75	$54.64
Previously escalated cash rents psf	$53.59	$59.05	$55.18	$66.03	$51.24
Percentage of new cash rent over previously escalated rents	2.6%	1.9%	(2.0%)	(9.5%)	6.6%
Leasing commission costs per square foot	$19.75	$26.34	$15.82	$18.16	$20.39
Tenant improvement costs per square foot	66.05	77.86	61.16	42.72	74.39

Total LC and TI per square foot (1)	$85.80	$104.20	$76.98	$60.88	$94.78

Occupancy	83.0%	82.4%	83.5%	85.2%	85.0%

Manhattan Office and Retail Portfolio
Total leases executed	30	27	23	25	18

Office - New Leases
Total square footage executed	215,560	257,693	139,620	82,944	111,397
Average starting cash rent psf - leases executed	$59.80	$60.25	$57.86	$54.41	$57.66
Previously escalated cash rents psf	$57.79	$57.97	$57.23	$55.34	$50.25
Percentage of new cash rent over previously escalated rents	3.5%	3.9%	1.1%	-1.7%	14.7%

Office - Renewal Leases
Total square footage executed	40,616	35,784	72,681	69,523	31,612
Average starting cash rent psf - leases executed	$55.99	$61.67	$54.73	$55.06	$57.58
Previously escalated cash rents psf	$54.00	$63.61	$54.26	$57.56	$65.12
Percentage of new cash rent over previously escalated rents	3.7%	(3.0%)	0.9%	(4.3%)	(11.6%)

Retail - New and Renewal Leases
Total square footage executed	413	2,982	1,044	—	1,060
Average starting cash rent psf - leases executed	$34.82	$144.33	$168.82	$—	$90.00
Previously escalated cash rents psf	$34.82	$174.86	$270.97	$—	$97.32
Percentage of new cash rent over previously escalated rents	0.0%	(17.5%)	(37.7%)	0.0%	(7.5%)

Total Manhattan Office and Retail Portfolio
Total square footage executed	256,589	296,459	213,345	152,467	144,069
Average starting cash rent psf - leases executed	$59.15	$61.27	$57.33	$54.71	$57.88
Previously escalated cash rents psf	$57.16	$59.83	$57.26	$56.35	$53.86
Percentage of new cash rent over previously escalated rents	3.5%	2.4%	0.1%	-2.9%	7.5%
Leasing commission costs per square foot	$22.20	$28.31	$17.26	$18.29	$23.57
Tenant improvement costs per square foot	68.41	88.53	60.41	47.42	81.11

Total LC and TI per square foot (1)	$90.61	$116.84	$77.67	$65.71	$104.68

Occupancy	84.1%	83.9%	84.5%	87.0%	86.2%

First Quarter 2022 Property Summary - Leasing Activity by Quarter - (Continued) (unaudited)

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Greater New York Metropolitan Area Office Portfolio
Total leases executed	13	6	10	7	8

Total square footage executed	61,457	75,377	51,831	26,972	27,748
Average starting cash rent psf - leases executed	$33.45	$41.93	$35.00	$35.23	$37.80
Previously escalated cash rents psf	$34.92	$44.99	$37.19	$38.65	$37.64
Percentage of new cash rent over previously escalated rents	(4.2%)	(6.8%)	(5.9%)	(8.8%)	0.4%

Leasing commission costs per square foot	$9.13	$13.10	$9.26	$5.01	$3.88
Tenant improvement costs per square foot	56.86	29.45	64.91	19.20	39.53

Total LC and TI per square foot (1)	$65.99	$42.55	$74.17	$24.21	$43.41

Occupancy	76.2%	76.6%	79.8%	76.1%	78.4%

Standalone Retail Portfolio
Total leases executed	1	1	1	3	—

Total square footage executed	600	3,084	2,879	11,399	—
Average starting cash rent psf - leases executed	$180.00	$365.00	$75.00	$185.15	$—
Previously escalated cash rents psf	$189.33	$301.15	$145.99	$260.21	$—
Percentage of new cash rent over previously escalated rents	(4.9%)	21.2%	(48.6%)	(0)	0.0%

Leasing commission costs per square foot	$59.32	$161.49	$26.75	$47.58	$—
Tenant improvement costs per square foot	—	235.00	50.00	36	—

Total LC and TI per square foot (1)	$59.32	$396.49	$76.75	$83.09	$—

Occupancy	98.5%	79.0%	79.0%	97.1%	97.1%

Multifamily Portfolio
Occupancy	97.6%	96.4%	—	—	—
Number of units	625	625	—	—	—

Notes:

(1)

Presents all tenant improvement and leasing commission costs as if they were incurred in the period in which the lease was signed, which may be different than the period in which they were actually paid.

First Quarter 2022 Property Detail (unaudited)

Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)		Percent Leased (3)	Annualized Rent (4)	Annualized Rent per Occupied Square Foot (5)	Number of Leases (6)
Manhattan Office Properties - Office
The Empire State Building (7)	Penn Station -Times Sq. South	2,712,135	81.8%		83.9%	$138,173,101	$62.30	154
One Grand Central Place	Grand Central	1,245,556	87.7%		91.3%	65,690,632	60.16	165
1400 Broadway (8)	Penn Station -Times Sq. South	916,579	81.9%		98.6%	41,190,838	54.90	24
111 West 33rd Street (9)	Penn Station -Times Sq. South	641,036	96.2%		96.2%	40,095,259	65.03	22
250 West 57th Street	Columbus Circle - West Side	465,751	81.7%		83.2%	23,693,696	62.24	33
501 Seventh Avenue	Penn Station -Times Sq. South	461,370	79.7%		87.2%	17,520,471	47.65	25
1359 Broadway	Penn Station -Times Sq. South	457,358	77.6%		87.1%	20,904,747	58.88	29
1350 Broadway (10)	Penn Station -Times Sq. South	372,060	83.0%		84.7%	18,338,233	59.35	54
1333 Broadway	Penn Station -Times Sq. South	295,635	87.0%		90.0%	15,089,587	58.67	13

Manhattan Office Properties - Office		7,567,480	83.9%		88.6%	380,696,565	59.99	519

Manhattan Office Properties - Retail
The Empire State Building	Penn Station -Times Sq. South	100,196	68.9%		68.9%	6,876,147	99.54	12
One Grand Central Place	Grand Central	68,733	98.9%		98.9%	8,650,821	127.31	12
1400 Broadway (8)	Penn Station -Times Sq. South	16,485	94.5%		94.5%	1,731,713	111.21	7
112 West 34th Street (9)	Penn Station -Times Sq. South	91,280	100.0%		100.0%	23,742,322	260.10	4
250 West 57th Street	Columbus Circle - West Side	68,319	87.7%		87.7%	8,878,706	148.18	7
501 Seventh Avenue	Penn Station -Times Sq. South	34,608	73.2%		73.2%	1,811,117	71.48	6
1359 Broadway	Penn Station -Times Sq. South	27,624	88.5%		88.5%	1,559,765	63.83	5
1350 Broadway (10)	Penn Station -Times Sq. South	30,707	73.3%		73.3%	5,701,023	253.44	4
1333 Broadway	Penn Station -Times Sq. South	67,001	100.0%		100.0%	9,828,691	146.69	4

Manhattan Office Properties - Retail		504,953	87.7%		87.7%	68,780,305	155.24	61

Sub-Total/Weighted Average
Manhattan Office Properties - Office and Retail		8,072,433	84.1%		88.5%	449,476,870	66.20	580

Greater New York Metropolitan Area Office Properties
First Stamford Place (11)	Stamford, CT	777,174	76.7%		77.5%	26,387,412	44.24	41
Metro Center	Stamford, CT	284,464	84.9%		89.5%	14,022,531	58.08	20
383 Main Avenue	Norwalk, CT	260,092	44.9%		44.9%	3,484,475	29.87	18
500 Mamaroneck Avenue	Harrison, NY	286,161	86.4%		93.7%	7,535,508	30.48	30
10 Bank Street	White Plains, NY	232,080	86.4%		87.5%	7,437,368	37.10	30

Sub-Total/Weighted Average Greater New York Metropolitan Area Office Properties		1,839,971	76.2%		78.5%	58,867,293	41.98	139

Standalone Retail Properties
10 Union Square	Union Square	57,857	94.7%		100.0%	8,350,775	152.46	10
1542 Third Avenue	Upper East Side	56,250	100.0%		100.0%	3,343,039	59.43	4
1010 Third Avenue	Upper East Side	44,662	100.0%		100.0%	3,658,188	81.91	2
77 West 55th Street	Midtown	25,388	100.0%		100.0%	1,968,830	77.55	3
69-97 Main Street	Westport, CT	16,874	100.0%		100.0%	1,807,106	107.09	5
103-107 Main Street	Westport, CT	4,330	100.0%		100.0%	703,176	162.40	1

Sub-Total/Weighted Average Standalone Retail Properties		205,361	98.5%		100.0%	19,831,114	98.04	25

Multifamily Retail Properties
561 10th Avenue	Hudson Yards	28,919	94.9%		94.9%	2,395,101	87.27	2
345 East 94th Street	Upper East Side	3,700	100.0%		100.0%	247,782	66.97	1

Sub-Total/Weighted Average Multifamily Retail Properties		32,619	95.5%		95.5%	2,642,883	84.86	3

Portfolio Total		10,150,384	83.0	%(12)	87.0%	$530,818,160	$63.01	747

Total/Weighted Average Office Properties		9,407,451	82.4%		86.6%	$439,563,858	$56.73	658
Total/Weighted Average Retail Properties		742,933	91.1%		91.5%	91,254,302	134.83	89

Portfolio Total		10,150,384	83.0	%(12)	87.0%	$530,818,160	$63.01	747

Notes:

(1)

Excludes (i) 188,599 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 80,225 square feet of space attributable to the Company’s observatory.

(2)	Based on leases signed and commenced as of March 31, 2022.
(3)	Based on leases signed but not commenced as of March 31, 2022.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Represents annualized rent under leases commenced as of March 31, 2022 divided by occupied square feet.
(6)

Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.

(7)	Includes 37,110 rentable square feet of space leased by the Company’s broadcasting tenants.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 41 years (expiring December 31, 2063).
(9)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 55 years (expiring May 31, 2077).
(10)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 28 years (expiring July 31, 2050).
(11)	First Stamford Place consists of three buildings.
(12)	Percent occupied would be 84% excluding 383 Main Avenue, Norwalk CT whereby we completed the transfer of ownership to the lender in April 2022.

First Quarter 2022 Total Portfolio Expirations and Vacates Summary (unaudited and in square feet)

	Three Months Ended
	Actual	Forecast (1)			Forecast (1)
Total Office and Retail Portfolio (2)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	Apr. to Dec. 2022	Full Year 2023
Total expirations	168,723	144,106	152,569	115,611	412,286	682,748
Less: broadcasting	—	(906)	—	—	(906)	(815)

Office and retail expirations	168,723	143,200	152,569	115,611	411,380	681,933

Renewals & relocations (3)	32,848	51,940	44,323	24,045	120,308	137,783
New leases (4)	43,859	32,286	4,752	18,345	55,383	31,959
Vacates (5)	92,016	58,974	94,571	46,575	200,120	226,354
Unknown (6)	—	—	8,923	26,646	35,569	285,837

Total Office and Retail Portfolio expirations and vacates	168,723	143,200	152,569	115,611	411,380	681,933

Manhattan Office Portfolio
Total expirations	113,908	116,472	55,660	72,449	244,581	502,536
Less: broadcasting	—	(906)	—	—	(906)	(815)

Office expirations	113,908	115,566	55,660	72,449	243,675	501,721

Renewals & relocations (3)	17,583	45,982	12,253	21,260	79,495	77,693
New leases (4)	43,859	32,286	4,752	18,345	55,383	31,959
Vacates (5)	52,466	37,298	32,581	17,401	87,280	184,050
Unknown (6)	—	—	6,074	15,443	21,517	208,019

Total expirations and vacates	113,908	115,566	55,660	72,449	243,675	501,721

Greater New York Metropolitan Area Office Portfolio
Office expirations	54,815	19,295	55,601	36,422	111,318	156,868

Renewals & relocations (3)	15,265	5,958	31,579	—	37,537	60,090
New leases (4)	—	—	—	—	—	—
Vacates (5)	39,550	13,337	21,173	25,219	59,729	41,708
Unknown (6)	—	—	2,849	11,203	14,052	55,070

Total expirations and vacates	54,815	19,295	55,601	36,422	111,318	156,868

Retail Portfolio (7)
Retail expirations	—	8,339	41,308	6,740	56,387	23,344

Renewals & relocations (3)	—	—	491	2,785	3,276	—
New leases (4)	—	—	—	—	—	—
Vacates (5)	—	8,339	40,817	3,955	53,111	596
Unknown (6)	—	—	—	—	—	22,748

Total expirations and vacates	—	8,339	41,308	6,740	56,387	23,344

Notes:

(1)

These forecasts, which are subject to change, are based on management’s current expectations, including, among other things, discussions with and other information provided by tenants as well as management’s analyses of past historical trends.

(2)

Any lease on month to month or short-term will re-appear in “Actual” in each period until tenant has vacated or renewed, and thus it would be double counted if periods were cumulated. “Forecast” avoids double counting.

(3)

For forecasted periods, “Renewals & relocations” includes the following: tenants renew their existing leases in all or a portion of their current spaces; tenants which signed renewal leases for a term of less than six months and reappear in forecast periods in 2023; and tenants who move within a building or within the Company’s portfolio.

(4)

For forecasted periods, “New Leases” represents leases that have been signed with a new tenant, a subtenant who signed a direct lease or a tenant who expanded. The lease commencement dates are provided on page 6. There may be downtime between the lease expiration and the new lease commencement.

(5)

For forecasted periods, “Vacates” assumes a tenant elects not to renew at the end of their existing lease or exercises an early termination option; leases that the Company decides not to renew at the end of tenants’ existing lease due to anticipated future redevelopment or for other reasons. This also may include early lease terminations.

(6)	For forecasted periods, “Unknown” represents tenants’ whose intention is unknown.
(7)	Includes standalone and non-standalone retail.

First Quarter 2022 Tenant Lease Expirations (unaudited)

Total Office and Retail Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	1,320,802	13.0%	$—	0.0%	$—
Signed leases not commenced	32	403,142	4.0%	—	0.0%	—
1Q 2022 (4)	17	102,210	1.0%	5,250,242	0.0%	51.37
2Q 2022	27	119,747	1.2%	7,275,008	0.0%	60.75
3Q 2022	27	152,569	1.5%	10,656,251	0.0%	69.85
4Q 2022	32	115,611	1.1%	6,402,230	1.2%	55.38

Total 2022	103	490,137	4.8%	29,583,731	5.6%	60.36
1Q 2023	21	95,877	0.9%	5,019,201	0.9%	52.35
2Q 2023	26	118,334	1.2%	6,585,300	1.2%	55.65
3Q 2023	29	164,621	1.6%	11,290,514	2.1%	68.58
4Q 2023	22	287,472	2.8%	18,393,894	3.5%	63.98

Total 2023	98	666,304	6.6%	41,288,909	7.8%	61.97
2024	97	829,420	8.2%	47,553,850	9.0%	57.33
2025	93	567,939	5.6%	34,784,167	6.6%	61.25
2026	68	677,779	6.7%	36,413,358	6.9%	53.72
2027	83	651,916	6.4%	40,609,267	7.7%	62.29
2028	41	930,639	9.2%	49,401,218	9.3%	53.08
2029	44	946,699	9.3%	67,349,970	12.7%	71.14
2030	36	685,987	6.8%	45,106,928	8.5%	65.75
2031	21	163,543	1.6%	19,649,967	3.7%	120.15
2032	29	395,546	3.9%	26,492,721	5.0%	66.99
Thereafter	34	1,420,531	13.9%	92,584,074	17.2%	65.18

Total	779	10,150,384	100.0%	$530,818,160	100.0%	$63.01

Manhattan Office Properties (5)
Available	—	863,787	11.4%	$—	0.0%	$—
Signed leases not commenced	22	357,465	4.7%	—	0.0%	—
1Q 2022 (4)	13	84,829	1.1%	4,344,840	1.1%	51.22
2Q 2022	23	99,550	1.3%	6,116,287	1.6%	61.44
3Q 2022	15	55,660	0.7%	3,623,587	1.0%	65.10
4Q 2022	23	72,449	1.0%	4,280,775	1.1%	59.09

Total 2022	74	312,488	4.1%	18,365,489	4.8%	58.77
1Q 2023	18	68,230	0.9%	4,055,200	1.1%	59.43
2Q 2023	20	60,345	0.8%	3,957,552	1.0%	65.58
3Q 2023	19	94,871	1.3%	5,884,874	1.5%	62.03
4Q 2023	20	279,090	3.7%	16,783,489	4.4%	60.14

Total 2023	77	502,536	6.6%	30,681,115	8.1%	61.05
2024	74	594,816	7.9%	36,045,474	9.5%	60.60
2025	58	373,234	4.9%	24,002,949	6.3%	64.31
2026	48	455,384	6.0%	26,423,751	6.9%	58.03
2027	56	455,613	6.0%	27,140,517	7.1%	59.57
2028	27	802,847	10.6%	43,476,666	11.4%	54.15
2029	30	689,132	9.1%	40,706,056	10.7%	59.07
2030	21	574,427	7.6%	34,615,043	9.1%	60.26
2031	11	79,840	1.1%	5,655,574	1.5%	70.84
2032	22	348,540	4.6%	22,984,872	6.0%	65.95
Thereafter	21	1,157,371	15.4%	70,599,059	18.6%	61.00

Total Manhattan office properties	541	7,567,480	100.0%	$380,696,565	100.0%	$59.99

Notes:

(1)	If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(2)

Excludes (i) 188,599 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 80,225 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of March 31, 2022 and expire on March 31, 2022.
(5)	Excludes (i) retail space in the Manhattan office and (ii) the Empire State Building broadcasting licenses and observatory operations.

First Quarter 2022 Tenant Lease Expirations (unaudited)

Greater New York Metropolitan Area Office Properties	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	395,133	21.5%	$—	0.0%	$—
Signed leases not commenced	8	42,593	2.3%	—	0.0%	—
1Q 2022 (4)	3	9,944	0.5%	726,387	1.2%	73.05
2Q 2022	3	19,295	1.0%	694,567	1.2%	36.00
3Q 2022	7	55,601	3.0%	2,217,419	3.8%	39.88
4Q 2022	6	36,422	2.0%	1,787,812	3.0%	49.09

Total 2022	19	121,262	6.6%	5,426,185	9.2%	44.75
1Q 2023	3	27,647	1.5%	964,001	1.6%	34.87
2Q 2023	4	56,481	3.1%	2,407,206	4.1%	42.62
3Q 2023	9	68,163	3.7%	3,814,101	6.5%	55.96
4Q 2023	1	4,577	0.2%	145,320	0.2%	31.75

Total 2023	17	156,868	8.5%	7,330,628	12.5%	46.73
2024	13	191,633	10.4%	8,512,815	14.5%	44.42
2025	31	173,068	9.4%	6,315,868	10.7%	36.49
2026	14	152,836	8.3%	5,954,381	10.1%	38.96
2027	20	140,264	7.6%	5,304,229	9.0%	37.82
2028	10	120,805	6.6%	4,245,828	7.2%	35.15
2029	7	152,639	8.3%	6,704,682	11.4%	43.93
2030	5	41,116	2.2%	1,971,853	3.3%	47.96
2031	—	—	0.0%	—	0.0%	—
2032	—	—	0.0%	—	0.0%	—
Thereafter	3	151,754	8.3%	7,100,824	12.1%	46.75

Total greater New York metropolitan area office properties	147	1,839,971	100.0%	$58,867,293	100.0%	$41.98

Retail Properties
Available	—	61,882	8.7%	$—	0.0%	$—
Signed leases not commenced	2	3,084	0.4%	—	0.0%	—
1Q 2022 (4)	1	7,437	1.0%	179,015	0.2%	24.07
2Q 2022	1	902	0.1%	464,154	0.5%	514.58
3Q 2022	5	41,308	5.8%	4,815,245	5.4%	116.57
4Q 2022	3	6,740	0.9%	333,643	0.4%	49.50

Total 2022	10	56,387	7.9%	5,792,057	6.5%	102.72
1Q 2023	—	—	0.0%	—	0.0%	—
2Q 2023	2	1,508	0.2%	220,542	0.2%	146.25
3Q 2023	1	1,587	0.2%	1,591,539	1.8%	1,002.86
4Q 2023	1	3,805	0.5%	1,465,085	1.7%	385.04

Total 2023	4	6,900	1.0%	3,277,166	3.7%	474.95
2024	9	26,527	3.7%	2,596,960	2.9%	97.90
2025	4	21,637	3.0%	4,465,350	5.0%	206.38
2026	5	65,859	9.3%	3,787,444	4.3%	57.51
2027	7	56,039	7.9%	8,164,521	9.2%	145.69
2028	4	6,987	1.0%	1,678,724	1.9%	240.26
2029	7	104,928	14.8%	19,939,232	22.5%	190.03
2030	10	70,444	9.9%	8,520,032	9.6%	120.95
2031	10	83,703	11.8%	13,994,393	15.8%	167.19
2032	7	47,006	6.6%	3,507,849	4.0%	74.63
Thereafter	9	98,931	14.0%	12,887,691	14.6%	130.27

Total retail properties	88	710,314	100.0%	$88,611,419	100.0%	$137.31

Muiltifamily Retail Properties
2024	1	16,444	50.4%	$398,601	15.1%	$24.24
2026	1	3,700	11.3%	247,782	9.4%	66.97
Thereafter	1	12,475	38.3%	1,996,500	75.5%	181.50

	3	32,619	100.0%	$2,642,883	100.0%	$84.86

Notes:

(1)	If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(2)

Excludes (i) 188,599 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 80,225 square feet of space attributable to the Company’s observatory.

(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents leases that are included in occupancy as of March 31, 2022 and expire on March 31, 2022.

First Quarter 2022 Tenant Lease Expirations (unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4) (5)	Percent of Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	436,256	16.1%	$—	0.0%	$—
Signed leases not commenced	1	58,120	2.1%	—	0.0%	—
1Q 2022 (6)	5	41,532	1.5%	1,976,188	1.4%	47.58
2Q 2022	3	9,443	0.3%	458,372	0.3%	48.54
3Q 2022	7	33,391	1.2%	2,258,704	1.6%	67.64
4Q 2022	4	11,920	0.4%	748,602	0.5%	62.80

Total 2022	19	96,286	3.6%	5,441,866	3.9%	56.52
1Q 2023	7	20,027	0.7%	1,301,445	0.9%	64.98
2Q 2023	11	35,038	1.3%	2,402,399	1.7%	68.57
3Q 2023	2	12,203	0.4%	933,720	0.7%	76.52
4Q 2023	6	35,961	1.3%	2,363,933	1.7%	65.74

Total 2023	26	103,229	3.8%	7,001,497	5.1%	67.82
2024	23	271,661	10.0%	18,088,076	13.1%	66.58
2025	14	110,331	4.1%	7,443,262	5.4%	67.46
2026	11	129,026	4.8%	7,969,279	5.8%	61.76
2027	21	79,141	2.9%	5,160,750	3.7%	65.21
2028	7	371,238	13.7%	19,810,835	14.3%	53.36
2029	7	282,020	10.4%	17,571,549	12.7%	62.31
2030	6	210,800	7.8%	11,478,426	8.3%	54.45
2031	6	23,072	0.9%	1,923,262	1.4%	83.36
2032	10	95,843	3.5%	7,632,691	5.5%	79.64
Thereafter	4	445,112	16.3%	28,651,608	20.8%	64.37

Total Empire State Building Office	155	2,712,135	100.0%	$138,173,101	100.0%	$62.30

Empire State Building Broadcasting Licenses and Leases	Annualized Base Rent (7)	Annualized Expense Reimbursements	Annualized Rent (4)	Percent of Annualized Rent
1Q 2022 (6)	$31,710	$15,324	$47,034	0.3%
2Q 2022	—	—		0.0%
3Q 2022	—	—		0.0%
4Q 2022	—	—	—	0.0%

Total 2022	31,710	15,324	47,034	0.3%
1Q 2023	67,898	—	67,898	0.4%
2Q 2023	137,188	39,818	177,006	1.2%
3Q 2023	82,480	31,196	113,676	0.8%
4Q 2023	—	—	—	0.0%

Total 2023	287,566	71,014	358,580	2.4%
2024	68,958	38,639	107,597	0.7%
2025	—	—	—	0.0%
2026	848,556	102,466	951,022	6.3%
2027	2,887,583	329,231	3,216,814	21.3%
2028	261,200	9,388	270,588	1.8%
2029	—	—	—	0.0%
2030	2,130,337	344,009	2,474,346	16.4%
2031	2,074,684	257,171	2,331,855	15.4%
2032	4,360,523	513,831	4,874,354	32.3%
Thereafter	359,379	114,037	473,416	3.1%

Total Empire State Building Broadcasting Licenses and Leases	$13,310,496	$1,795,110	$15,105,606	100.0%

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations.
(2)	If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(3)	Excludes 30,878 rentable square feet of space attributable to building management use.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)

Includes approximately $4.6 million of annualized rent related to physical space occupied by broadcasting tenants for their broadcasting operations. Does not include license fees charged to broadcasting tenants.

(6)	Represents leases that are included in occupancy as of March 31, 2022 and expire on March 31, 2022.
(7)	Represents license fees for the use of the Empire State Building mast and base rent for physical space occupied by broadcasting tenants.

First Quarter 2022 20 Largest Tenants and Portfolio Tenant Diversification by Industry (unaudited)

20 Largest Tenants		Property	Lease Expiration (1)	Weighted Average Remaining Lease Term(2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)
1.	LinkedIn	Empire State Building	Aug. 2036	14.4 years	418,552	4.1%	$26,656,726	5.0%
2.	PVH Corp.	501 Seventh Avenue	Oct. 2028	6.6 years	237,281	2.3%	11,343,800	2.1%
3.	Centric Brands Inc.	Empire State Building	Oct. 2028	6.6 years	215,819	2.1%	11,006,769	2.1%
4.	Sephora	112 West 34th Street	Jan. 2029	6.8 years	11,334	0.1%	10,528,487	2.0%
5.	Signature Bank	1333 & 1400 Broadway	Jul. 2030 - Apr. 2035	12.7 years	164,433	1.6%	9,516,079	1.8%
6.	Li & Fung	1359 Broadway, ESB	Oct. 2023 - Oct. 2028	5.6 years	173,273	1.7%	9,285,809	1.8%
7.	Target	112 West 34th St., 10 Union Sq.	Mar 2037 - Jan 2038	15.4 years	81,340	0.8%	8,805,116	1.7%
8.	Macy’s	111 West 33rd Street	May 2030	8.2 years	131,117	1.3%	8,185,511	1.5%
9.	Coty	Empire State Bilding	Jan. 2030	7.8 years	156,187	1.5%	7,943,754	1.5%
10.	Urban Outfitters	1333 Broadway	Sept. 2029	7.5 years	56,730	0.6%	7,794,127	1.5%
11.	Federal Deposit Insurance Corp.	Empire State Building	Dec. 2024	2.8 years	119,226	1.2%	7,584,532	1.4%
12.	Footlocker	112 West 34th Street	Sept. 2031	9.5 years	34,192	0.3%	7,046,880	1.3%
13.	HNTB Corporation	Empire State Building	Feb. 2029	6.9 years	105,143	1.0%	6,982,283	1.3%
14.	Franklin Templeton	First Stamford Place	Sept. 2024	2.5 years	137,583	1.4%	6,426,634	1.2%
15.	Shutterstock	Empire State Building	Apr. 2029	7.1 years	104,386	1.0%	5,974,821	1.1%
16.	Fragomen	1400 Broadway	Feb. 2035	12.9 years	107,680	1.1%	5,922,400	1.1%
17.	The Michael J. Fox Foundation	111 West 33rd Street	Nov. 2029	7.7 years	86,492	0.9%	5,649,928	1.1%
18.	ASCAP	250 West 57th Street	Aug. 2034	12.4 years	87,943	0.9%	5,465,025	1.0%
19.	Duane Reade	ESB, 1350 Broadway	May 2025 - Sept. 2027	4.3 years	39,142	0.4%	4,831,331	0.9%
20.	The Interpublic Group of Co’s, Inc.	111 West 33rd St & 1400 B’Way	Feb. 2025	2.6 years	77,364	0.8%	4,662,573	0.9%

	Total				2,545,217	25.1%	$171,612,585	32.3%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term based on annualized rent.
(3)	Based on leases signed and commenced as of March 31, 2022.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry (based on annualized rent)

First Quarter 2022 Capital Expenditures and Redevelopment Program and Leasing Opportunity (unaudited and dollars in thousands)

	Three Months Ended
Capital expenditures (1)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Tenant improvements - first generation	$4,096	$3,007	$3,149	$—	$13,244
Tenant improvements - second generation	24,457	13,000	10,364	15,903	6,435
Leasing commissions - first generation	—	—	—	—	—
Leasing commissions - second generation	15,051	3,950	4,110	5,215	3,156
Building improvements - first generation	1,966	612	775	1,423	78
Building improvements - second generation	7,640	7,874	4,767	5,541	3,462
Development (2)	—	—	—	—	98

Total	$53,210	$28,443	$23,165	$28,082	$26,473

Note:

(1)	Excludes multifamily properties.
(2)	Primarily represents design and engineering costs.

Leasing Opportunity - Inventory of Current Vacant Space as of March 31, 2022 (in square feet)

Total Portfolio vacant space	1,724,000

Signed leases not commenced (“SLNC”):
Manhattan Office Properties SLNC	357,000
Greater New York Office Properties SLNC	43,000
Retail Properties SLNC	3,000
Redeveloped Manhattan Office space	726,000
Greater New York Office Properties space	395,000
Retail Properties space	62,000
Undeveloped Manhattan Office space	49,000
Space held off market	41,000
Other	48,000

Total	1,724,000

Notes:

(3)	These estimates are based on the Company’s current budgets and are subject to change.
(4)

Redevelopment program is for the Manhattan office assets only. Square footage based on market measurement. Developed space includes space that has been demolished and completed asbestos abatement and available for lease up or ready to be prebuilt. Permanent building use spaces, amenity spaces and broadcasting spaces are excluded.

First Quarter 2022 Observatory Summary (unaudited and dollars in thousands)

		Three Months Ended
	Twelve Months to Date	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Observatory NOI
Observatory revenue (1)	$52,112	$13,241	$17,716	$12,796	$8,359	$2,603
Observatory expenses	24,833	6,215	6,980	6,370	5,268	4,588

NOI	27,279	7,026	10,736	6,426	3,091	(1,985)
Intercompany rent expense (2)	29,101	10,620	7,142	5,310	6,029	4,932

NOI after intercompany rent	$(1,822)	$(3,594)	$3,594	$1,116	$(2,938)	$(6,917)

Observatory Metrics
Number of visitors (3)		269,000	360,000	255,000	162,000	51,000
Change in visitors year over year		427.5%	554.5%	750.0%	N/A	(87.9%)
Number of bad weather days (“BWD”) (4)		17	7	18	9	17
102nd floor revenue (5)		$1,734	$2,269	$1,699	$1,094	$392

Notes:

(1)

Observatory revenues include the fixed license fee received from WDFG North America, the observatory gift shop operator. For the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, the fixed license fee was $1,200, $750, $750, $750 and $4, respectively.

(2)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building. Intercompany rent is eliminated upon consolidation.
(3)	Reflects the number of visitors who pass through the turnstile, excluding visitors who make a second visit on the same ticket at no additional charge.
(4)	The Company defines a bad weather day as one in which the top of the Empire State Building is obscured from view for more than 50% of the day.
(5)	Reflects revenues derived from the 102nd floor observatory which are included in total observatory revenues above.

Annual Observatory Revenues 2017 to 2021

Notes:

(1)	The 102nd floor observatory was closed for approximately nine months in 2019 for renovations.
(2)	Due to the COVID-19 pandemic, the observatory was closed on March 16, 2020. The 86th floor observatory reopened on July 20, 2020 and the 102nd floor observatory reopened on August 24, 2020.
(3)	The observatory continued to experience a gradual recovery in visitors due to the ongoing COVID-19 pandemic.

First Quarter 2022 Condensed Consolidated Balance Sheets (unaudited and dollars in thousands)

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Assets
Commercial real estate properties, at cost:
Land	$336,278	$336,278	$201,196	$201,196	$201,196
Development costs	8,162	8,131	8,007	8,064	8,064
Building and improvements	3,190,927	3,156,508	2,978,531	2,959,259	2,943,148

	3,535,367	3,500,917	3,187,734	3,168,519	3,152,408
Less: accumulated depreciation	(1,124,090)	(1,072,938)	(1,055,731)	(1,007,429)	(973,940)

Commercial real estate properties, net	2,411,277	2,427,979	2,132,003	2,161,090	2,178,468
Cash and cash equivalents	429,716	423,695	582,188	540,604	567,102
Restricted cash	52,951	50,943	38,779	37,966	40,295
Tenant and other receivables	17,800	18,647	21,664	19,238	16,749
Deferred rent receivables	226,565	224,922	228,394	231,143	228,117
Prepaid expenses and other assets	52,152	76,549	60,522	71,399	50,427
Deferred costs, net	197,602	202,437	189,327	200,735	207,058
Acquired below-market ground leases, net	334,946	336,904	338,862	340,820	342,777
Right of use assets	28,842	28,892	28,945	28,998	29,051
Goodwill	491,479	491,479	491,479	491,479	491,479

Total assets	$4,243,330	$4,282,447	$4,112,163	$4,123,472	$4,151,523

Liabilities and Equity
Mortgage notes payable, net	$947,479	$948,769	$773,925	$774,612	$775,276
Senior unsecured notes, net	973,426	973,373	973,320	973,267	973,214
Unsecured term loan facility, net	388,365	388,223	388,095	387,954	387,811
Unsecured revolving credit facility, net	—	—	—	—	—
Accounts payable and accrued expenses	108,077	120,810	94,216	89,254	102,381
Acquired below-market leases, net	22,459	24,941	23,512	28,532	30,112
Ground lease liabilities	28,842	28,892	28,945	28,998	29,051
Deferred revenue and other liabilities	84,380	84,358	90,427	81,762	94,625
Tenants’ security deposits	28,270	28,749	26,042	25,885	27,858

Total liabilities	2,581,298	2,598,115	2,398,482	2,390,264	2,420,328
Total equity	1,662,032	1,684,332	1,713,681	1,733,208	1,731,195

Total liabilities and equity	$4,243,330	$4,282,447	$4,112,163	$4,123,472	$4,151,523

First Quarter 2022 Condensed Consolidated Statements of Operations (unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Revenues
Rental revenue (1)	$147,514	$139,104	$139,558	$140,797	$140,231
Observatory revenue	13,241	17,716	12,796	8,359	2,603
Lease termination fees	1,173	281	11,321	3,339	1,289
Third party management and other fees	310	302	314	327	276
Other revenue and fees	1,796	2,931	1,059	586	905

Total revenues	164,034	160,334	165,048	153,408	145,304

Operating expenses
Property operating expenses	38,644	34,557	33,357	28,793	30,279
Ground rent expenses	2,331	2,332	2,331	2,332	2,331
General and administrative expenses	13,686	13,578	14,427	14,089	13,853
Observatory expenses	6,215	6,980	6,370	5,268	4,588
Real estate taxes	30,004	27,600	29,566	31,354	31,447
Impairment charge	—	7,723	—	—	—
Depreciation and amortization	67,106	46,467	65,794	45,088	44,457

Total operating expenses	157,986	139,237	151,845	126,924	126,955

Total operating income	6,048	21,097	13,203	26,484	18,349

Other income (expense)
Interest income	149	207	211	164	122
Interest expense	(25,014)	(23,841)	(23,577)	(23,422)	(23,554)
Loss on early extinguishment of debt	—	—	—	—	(214)

Income (loss) before income taxes	(18,817)	(2,537)	(10,163)	3,226	(5,297)
Income tax (expense) benefit	1,596	(1,537)	(20)	1,185	2,106

Net income (loss)	(17,221)	(4,074)	(10,183)	4,411	(3,191)
Net (income) loss attributable to noncontrolling interests:
Non-controlling interests in the Operating Partnership	6,919	1,936	4,256	(1,285)	1,620
Non-controlling interests in other partnerships	63	—	—	—	—
Private perpetual preferred unit distributions	(1,050)	(1,050)	(1,050)	(1,051)	(1,050)

Net income (loss) attributable to common stockholders	$(11,289)	$(3,188)	$(6,977)	$2,075	$(2,621)

Weighted average common shares outstanding
Basic	169,731	172,818	172,494	171,615	171,735

Diluted	273,759	276,207	277,716	278,436	277,881

Net income (loss) per share attributable to common stockholders
Basic and diluted	$(0.07)	$(0.02)	$(0.04)	$0.01	$(0.02)

Dividends per share	$0.035	$0.035	$0.035	$0.035	$—

(1) The following table reflects the components of rental revenue.

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Rental Revenue
Base rent	$133,689	$126,393	$125,455	$125,091	$126,231
Billed tenant expense reimbursement	13,825	12,711	14,103	15,706	14,000

Total rental revenue	$147,514	$139,104	$139,558	$140,797	$140,231

The preceding table of the components of rental revenue is not, and is not intended to be, a presentation in accordance with GAAP. The Company believes this information is frequently used by management, investors, securities analysts and other interested parties to evaluate the Company’s performance.

First Quarter 2022

Funds from Operations (“FFO”), Modified Funds From Operations (“Modified FFO”), Core Funds
from Operations (“Core FFO”), Core Funds Available for Distribution (“Core FAD”) and EBITDA

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Reconciliation of Net Income to FFO, Modified FFO and Core FFO
Net Income (loss)	$(17,221)	$(4,074)	$(10,183)	$4,411	$(3,191)
Non-controlling interests in other partnerships	63	—	—	—	—
Preferred unit distributions	(1,050)	(1,050)	(1,050)	(1,051)	(1,050)
Real estate depreciation and amortization	65,414	45,211	64,565	43,480	43,104
Impairment charge	—	7,723	—	—	—

FFO attributable to common stockholders and the Operating Partnership	47,206	47,810	53,332	46,840	38,863
Amortization of below-market ground lease	1,958	1,958	1,957	1,958	1,958

Modified FFO attributable to common stockholders and the Operating Partnership	49,164	49,768	55,289	48,798	40,821
Loss on early extinguishment of debt	—	—	—	—	214

Core FFO attributable to common stockholders and the Operating Partnership	$49,164	$49,768	$55,289	$48,798	$41,035

Total weighted average shares and Operating Partnership units
Basic	273,759	276,207	277,716	277,893	277,881

Diluted	273,759	276,207	277,716	278,436	277,881

FFO attributable to common stockholders and the Operating Partnership per share and unit
Basic	$0.17	$0.17	$0.19	$0.17	$0.14

Diluted	$0.17	$0.17	$0.19	$0.17	$0.14

Modified FFO attributable to common stockholders and the Operating Partnership per share and unit
Basic	$0.18	$0.18	$0.20	$0.18	$0.15

Diluted	$0.18	$0.18	$0.20	$0.18	$0.15

Core FFO attributable to common stockholders and the Operating Partnership per share and unit
Basic	$0.18	$0.18	$0.20	$0.18	$0.15

Diluted	$0.18	$0.18	$0.20	$0.18	$0.15

Reconciliation of Core FFO to Core FAD
Core FFO	$49,164	$49,768	$55,289	$48,798	$41,035
Add:
Amortization of deferred financing costs	1,421	1,136	1,051	1,136	1,204
Non-real estate depreciation and amortization	1,264	1,257	1,229	1,608	1,353
Amortization of non-cash compensation expense	4,460	4,843	5,378	5,303	4,735
Amortization of loss on interest rate derivative	1,529	1,529	1,529	1,529	1,529
Deduct:
Straight-line rental revenues	(2,595)	(7,881)	(3,087)	(3,763)	(6,347)
Above/below-market rent revenue amortization	(1,784)	(280)	(4,244)	(717)	(654)
Corporate capital expenditures	(241)	(183)	(228)	(30)	(109)
Tenant improvements - second generation	(24,457)	(13,000)	(10,364)	(15,903)	(6,435)
Building improvements - second generation	(7,640)	(7,874)	(4,767)	(5,541)	(3,462)
Leasing commissions - second generation	(15,051)	(3,950)	(4,110)	(5,215)	(3,156)

Core FAD	$6,070	$25,365	$37,676	$27,205	$29,693

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income (loss)	$(17,221)	$(4,074)	$(10,183)	$4,411	$(3,191)
Interest expense	25,014	23,841	23,577	23,422	23,554
Income tax expense (benefit)	(1,596)	1,537	20	(1,185)	(2,106)
Depreciation and amortization	67,106	46,467	65,794	45,088	44,457

EBITDA	73,303	67,771	79,208	71,736	62,714
Impairment charges, net of reimbursement	—	7,723	—	—	—

Adjusted EBITDA	$73,303	$75,494	$79,208	$71,736	$62,714

First Quarter 2022 Debt Summary (unaudited and dollars in thousands)

Debt Summary	March 31, 2022				December 31, 2021
	Balance	ESRT Pro-rata Share	Weighted Average		Balance	ESRT Pro-rata Share	Weighted Average
			Interest Rate	Maturity (Years)			Interest Rate	Maturity (Years)
Fixed rate mortgage debt	$966,702	$948,206	3.80%	7.9	$968,793	$950,193	3.80%	8.1
Senior unsecured notes	975,000	975,000	4.10%	7.9	975,000	975,000	4.10%	8.2
Unsecured term loan facilities (1)	265,000	265,000	3.40%	3.3	265,000	265,000	3.40%	3.6

Total fixed rate debt	2,206,702	2,188,206	3.90%	7.3	2,208,793	2,190,193	3.90%	7.6
Unsecured term loan facilities	125,000	125,000	1.95%	4.8	125,000	125,000	1.58%	5.0
Unsecured revolving credit facilities	—	—	—	3.0	—	—	—	3.3

Total variable rate debt	125,000	125,000	1.95%	4.3	125,000	125,000	1.58%	4.5

Total debt	2,331,702	2,313,206	3.89%	7.2	2,333,793	2,315,193	3.89%	7.5

Deferred financing costs, net	(14,045)				(14,881)
Debt discount	(8,387)				(8,547)

Total	$2,309,270				$2,310,365

Note:

(1)	LIBOR is fixed at 2.1485% for $265 million under a variable to fixed interest rate swap agreement.

Available Capacity	Facility	Outstanding at March 31, 2022	Letters of Credit	Available Capacity
Unsecured revolving credit facility (1)	$850,000	$—	$—	$850,000

Covenant Summary	Required	Current Quarter	In Compliance
Maximum Total Leverage (2)	< 60%	40.8%	Yes
Maximum Secured Debt	< 40%	16.7%	Yes
Minimum Fixed Charge Coverage	> 1.50x	2.7x	Yes
Minimum Unencumbered Interest Coverage	> 1.75x	5.2x	Yes
Maximum Unsecured Leverage	< 60%	30.3%	Yes

Notes:

(1)

The unsecured revolving credit and term loan facilities have an accordion feature allowing for an increase in maximum aggregate principal balance to $1.5 billion under certain circumstances. This unsecured revolving credit facility matures in March 2025 with two additional six-month extension options.

(2)	Represents the ratio of total indebtedness to total asset value as defined and determined in accordance with the credit facility agreement.

First Quarter 2022 Debt Detail (unaudited and dollars in thousands)

Fixed rate mortgage debt:	Stated Interest Rate (%)	Effective Interest Rate (%) (1)	Principal Balance	ESRT Pro-rata Share		Maturity Date	Amortization
				Percent	Amount
Metro Center	3.59%	3.69%	$84,432	100%	$84,432	11/5/2024	30 years
10 Union Square	3.70%	3.97%	50,000	100%	50,000	4/1/2026	Interest only
1542 Third Avenue	4.29%	4.53%	30,000	100%	30,000	5/1/2027	Interest only
First Stamford Place (2)	4.28%	4.71%	180,000	100%	180,000	7/1/2027	5 years interest only; 30 years thereafter
1010 Third Avenue & 77 West 55th St.	4.01%	4.24%	36,463	100%	36,463	1/5/2028	30 years
250 West 57th Street	2.83%	3.19%	180,000	100%	180,000	12/1/2030	Interest only
10 Bank Street	4.23%	4.37%	30,851	100%	30,851	6/1/2032	25 years
383 Main Avenue	4.44%	4.56%	30,000	100%	30,000	6/30/2032	5 years interest only; 30 years thereafter
1333 Broadway	4.21%	4.29%	160,000	100%	160,000	2/5/2033	Interest only
345 East 94th Street - Series A	70% of LIBOR plus 0.95%	3.56%	43,600	90%	39,240	11/1/2030	Interest only
345 East 94th Street - Series B	LIBOR plus 2.24%	3.56%	8,321	90%	7,489	11/1/2030	30 years
561 10th Avenue - Series A	70% of LIBOR plus 1.07%	3.85%	114,500	90%	103,050	11/1/2033	Interest only
561 10th Avenue - Series B	LIBOR plus 2.45%	3.85%	18,535	90%	16,682	11/1/2033	30 years

Total fixed rate mortgage debt			966,702		948,206
Unsecured term loan facility	LIBOR plus 1.20%	3.54%	215,000	100%	215,000	3/19/2025	Interest only
Unsecured revolving credit facility	LIBOR plus 1.30%	—	—	100%	—	3/31/2025	Interest only
Unsecured term loan facility	LIBOR plus 1.50%	3.80%	175,000	100%	175,000	12/31/2026	Interest only
Senior unsecured notes:				100%	—
Series A	3.93%	3.96%	100,000	100%	100,000	3/27/2025	Interest only
Series B	4.09%	4.12%	125,000	100%	125,000	3/27/2027	Interest only
Series C	4.18%	4.21%	125,000	100%	125,000	3/27/2030	Interest only
Series D	4.08%	4.11%	115,000	100%	115,000	1/22/2028	Interest only
Series E	4.26%	4.27%	160,000	100%	160,000	3/22/2030	Interest only
Series F	4.44%	4.45%	175,000	100%	175,000	3/22/2033	Interest only
Series G	3.61%	4.89%	100,000	100%	100,000	3/17/2032	Interest only
Series H	3.73%	5.00%	75,000	100%	75,000	3/17/2035	Interest only

Total / weighted average debt	3.89%	4.09%	2,331,702		$2,313,206

Deferred financing costs, net			(14,045)
Debt discount			(8,387)

Total			$2,309,270

Notes:

(1)	The effective interest rate is composed of the stated interest rate, deferred financing cost amortization and interest associated with variable to fixed interest rate swap agreements.
(2)	Represents a $164 million mortgage loan bearing interest at 4.09% and a $16 million mortgage loan bearing interest at 6.25%.

First Quarter 2022 Debt Maturities and Ground Lease Commitments (unaudited and dollars in thousands)

Year	Maturities (1)	Amortization	Total	ESRT Pro-rata Share	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt
2022	$—	$5,965	$5,965	$5,827	0.3%	n/a
2023	—	10,130	10,130	9,905	0.4%	n/a
2024	77,675	10,424	88,099	87,852	3.8%	3.59%
2025	315,000	8,523	323,523	323,253	14.0%	3.57%
2026	225,000	9,030	234,030	233,735	10.1%	3.83%
2027	319,000	8,235	327,235	326,912	14.1%	4.21%
2028	146,092	5,406	151,498	151,145	6.5%	4.06%
2029	—	5,918	5,918	5,522	0.2%	n/a
2030	508,600	6,806	515,406	510,570	22.1%	3.67%
2031	—	5,478	5,478	5,150	0.2%	n/a
Thereafter	656,662	7,758	664,420	653,334	28.2%	4.07%

Total debt	$2,248,029	$83,673	2,331,702	$2,313,206	100.0%	3.89%

Deferred financing costs, net			(14,045)
Debt discount			(8,387)

Total			$2,309,270

Note:

(1)	Assumes no extension options are exercised.

Debt Maturity Profile

Ground Lease Commitments (1)

Year	1350 Broadway (2)	1400 Broadway (3)	111 West 33rd Street (4)	Total
2022	$81	$506	$551	$1,139
2023	108	675	735	1,518
2024	108	675	735	1,518
2025	108	675	735	1,518
2026	108	675	735	1,518
Thereafter	1,713	24,975	37,056	63,744

	$2,226	$28,181	$40,547	$70,955

Notes:

(1)	There are no fair value market resets, no step-ups, and no escalations in the three ground lease commitments.
(2)	Expires July 31, 2050 with a remaining term, including unilateral extension rights available to the Company, of approximately 28 years.
(3)	Expires December 31, 2063 with a remaining term, including unilateral extension rights available to the Company, of approximately 41 years.
(4)	Expires May 31, 2077 with a remaining term, including unilateral extension rights available to the Company, of approximately 55 years.

First Quarter 2022 Supplemental Definitions

Funds From Operations (“FFO”)

We compute FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that we believe, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, we believe FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. We present FFO because we consider it an important supplemental measure of our operating performance and believe that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Modified Funds From Operations (“Modified FFO”)

Modified FFO adds back an adjustment for any above or below-market ground lease amortization to traditionally defined FFO. We believe this a useful supplemental measure in evaluating our operating performance due to the non-cash accounting treatment under GAAP, which stems from the third quarter 2014 acquisition of two option properties following our formation transactions as they carry significantly below market ground leases, the amortization of which is material to our overall results. We present Modified FFO because we believe it is an important supplemental measure of our operating performance in that it adds back the non-cash amortization of below-market ground leases. There can be no assurance that Modified FFO presented by us is comparable to similarly titled measures of other REITs. Modified FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Modified FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to Modified FFO the following items: loss on early extinguishment of debt, acquisition expenses, severance expenses and IPO litigation expense. The Company believes Core FFO is an important supplemental measure of its operating performance because it excludes non-recurring items. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results.

Core Funds Available for Distribution (“Core FAD”)

In addition to Core FFO, we present Core FAD by (i) adding to Core FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and non-cash compensation expenses and (ii) deducting straight line rent, recurring second generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment, amortization of debt premiums and above/below market rent revenue. Core FAD is presented solely as a supplemental disclosure that we believe provides useful information regarding our ability to fund our dividends. Core FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FAD is not indicative of cash available to fund ongoing cash needs., including the ability to make cash distributions. There can be no assurance that Core FAD presented by us is comparable to similarly titled measures of other REITs.

Net Operating Income (“NOI”)

NOI is a non-GAAP financial measure of performance. NOI is used by our management to evaluate and compare the performance of our properties and to determine trends in earnings and to compute the fair value of our properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses, impairment charges, loss on early extinguishment of debt and loss from derivative financial instruments or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by us regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in our office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing our operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. We believe that eliminating these costs from net income is useful to investors because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating our properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of our properties but does not measure our performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP. Other companies may use different methods for calculating NOI or similarly titled measures and, accordingly, our NOI may not be comparable to similarly titled measures reported by other companies that do not define the measure exactly as we do.

Same Store Net Operating Income (“SSNOI”)

In addition to NOI, we present Same Store NOI. Our Same Store portfolio includes all of our properties owned and included in our portfolio for all periods presented. It does not include properties held-for-sale or those properties which we otherwise expect to dispose of in the subsequent quarter.

EBITDA and Adjusted EBITDA

We compute EBITDA as net income plus interest expense, income taxes and depreciation. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity. For adjusted EBITDA, we add back impairment charges.